EXECUTION COPY

AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

THIS AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS ("Agreement") is made as of September 12, 2006 by and among CyberDefender Corporation, a California corporation (the "Company"), on the one hand, and the undersigned security holders of the Company set forth on Schedule A hereto (each, a "Bridge Investor", collectively, the "Bridge Investors"), on the other hand. The Company and the Bridge Investors are sometimes referred to hereinafter collectively as the "Parties", and each, individually, as a "Party").

RECITALS

A. The Bridge Investors hold Secured Convertible Promissory Notes (collectively, the "Bridge Notes") and Warrants to Purchase Common Stock (each, a "Bridge Warrant", collectively, the "Bridge Warrants") of the Company, as set forth on Schedule 3.1(g) of that certain Securities Purchase Agreement dated the date hereof by and among the Company and the purchasers identified therein (the "Purchase Agreement").

B. Pursuant to the Purchase Agreement, the Company is issuing in a private offering (the "Offering") up to $4,500,000 of its 10% Secured Convertible Debentures (the "Debentures") and Common Stock Purchase Warrants (the "Warrants").

C. Pursuant to this Agreement, the Bridge Investors are agreeing to defer the piggyback registration rights that they have with respect to all shares underlying the Bridge Notes and the Bridge Warrants, as specified herein.

D. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises, covenants and conditions herein contained, the Parties agree as follows:

1. Deferral of Piggyback Registration Rights. Notwithstanding anything to the contrary in the Securities Purchase Agreements entered into among the Company and the Bridge Investors relating to the purchase of their respective Bridge Notes and Bridge Warrants, the Bridge Investors hereby agree to defer their piggyback registration rights with respect to all shares underlying the Bridge Notes and Bridge Warrants in order to comply with Section 6(b) of the Registration Rights Agreement, which reads, in pertinent part, as follows:

"…neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statements

other than the Registrable Securities, except that, the Company may include other securities on the last Registration Statement filed by the Company in an amount equal to the difference between 50% of the number of shares of Common Stock outstanding on such actual filing date and the number of Registrable Securities to be included on such Registration Statement hereunder and not yet included for registration on a Registration Statement. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement."

Each Bridge Investor acknowledges having had the opportunity to review the Registration Rights Agreement in its entirety.

2. Authority. Each undersigned Bridge Investor hereby represents that the undersigned has the power and authority to execute, deliver and perform this Agreement, that the undersigned has received adequate consideration therefor, and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

3. Entire Agreement. This Agreement contains the sole, complete and entire agreement and understanding of the Parties concerning the matters contained herein and may not be altered, modified, or changed in any manner except by a writing duly executed by the Parties. No Party is relying on any representations other than those expressly set forth herein. All prior discussions and negotiations have been and are merged, integrated into and superseded by this Agreement.

4. Waiver. The delay or failure of a Party to exercise any right, power or privilege hereunder, or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto; and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on any subsequent occasion unless clear and express notice thereof in writing is provided.

5. Applicable Law; Venue. This Agreement shall be governed by and construed and enforced in accordance with and subject to the laws of the State of California, and any and all actions brought under this Agreement shall be brought in the state or federal courts of the United States sitting in the City of Los Angeles, State of California.

6. Advice of Counsel. The Parties represent that prior to the execution of this Agreement they had the opportunity to seek the benefit of independent legal counsel of their own selection regarding the substance of this Agreement. The Parties acknowledge and agree that the law firm Richardson & Patel LLP has not represented any Party other than the Company in connection with the negotiation, preparation, execution and delivery of this Agreement.

7. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective as to any Bridge Investor when such Bridge Investor has signed this Agreement and delivered such signature to the Company. The Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf"

format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

8. Recitals Incorporated. The recitals of this Agreement are incorporated herein and made a part hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement to Defer Piggyback Registration Rights as of the day and year first written above.

CyberDefender Corporation

By: ______________________________
Name: Riggs Eckelberry
Title: President

[BRIDGE INVESTOR SIGNATURE PAGE FOLLOWS]

[redacted]

SCHEDULE A
TO AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

BRIDGE INVESTOR SIGNATURES

Bridge Investors:	Signature
Privateer Capital Corp By: Barbara E. Peat Its: President	Barbara E. Peat
George M. Peat	George M. Peat
Kirk L. Haney	
Richard L. Alaniz Jr.	
Groskopf/Diamond Family Trust By: Michael Groskopf Its: Trustee	
Erik E. Singer	
ARC Investment Partners, LLC By: Adam Roseman Its: Chief Executive Officer	
ITU Ventures By: Chad Brownstein Its: Managing Partner	
Erick Richardson	
Kevin Friedmann	

SCHEDULE A
TO AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

BRIDGE INVESTOR SIGNATURES

Bridge Investors:	Signature
Privateer Capital Corp By: Barbara L. Peat Its: President	
George M. Peat	
Kirk L. Haney	[signature]
Richard L. Alaniz Jr.	
Groskopf/Diamond Family Trust By: Michael Groskopf Its: Trustee	
Erik E. Singer	
ARC Investment Partners, LLC By: Adam Roseman Its: Chief Executive Officer	
ITU Ventures By: Chad Brownstein Its: Managing Partner	
Erick Richardson	
Kevin Friedmann	

SCHEDULE A
TO AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

BRIDGE INVESTOR SIGNATURES

Bridge Investors:	Signature
Privateer Capital Corp By: Barbara L. Peat Its: President	
George M. Peat	
Kirk L. Haney	
Richard L. Alaniz Jr.	[signature]
Groskopf/Diamond Family Trust By: Michael Groskopf Its: Trustee	
Erik E. Singer	
ARC Investment Partners, LLC By: Adam Roseman Its: Chief Executive Officer	
ITU Ventures By: Chad Brownstein Its: Managing Partner	
Erick Richardson	
Kevin Friedmann	

SCHEDULE A
TO AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

BRIDGE INVESTOR SIGNATURES

Bridge Investors:	Signature
Privateer Capital Corp By: Barbara L. Peat Its: President	
George M. Peat	
Kirk L. Haney	
Richard L. Alaniz Jr.	
Groskopf/Diamond Family Trust By: Michael Groskopf Its: Trustee	
Erik E. Singer	
ARC Investment Partners, LLC By: Adam Roseman Its: Chief Executive Officer	
ITU Ventures By: Chad Brownstein Its: Managing Partner	
Erick Richardson	
Kevin Friedmann	

SCHEDULE A
TO AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

BRIDGE INVESTOR SIGNATURES

Bridge Investors:	Signature
Privateer Capital Corp By: Barbara L. Peat Its: President	
George M. Peat	
Kirk L. Haney	
Richard L. Alaniz Jr.	
Groskopf/Diamond Family Trust By: Michael Groskopf Its: Trustee	
Erik E. Singer	[signature]
ARC Investment Partners, LLC By: Adam Roseman Its: Chief Executive Officer	
ITU Ventures By: Chad Brownstein Its: Managing Partner	
Erick Richardson	
Kevin Friedmann	

SCHEDULE A
TO AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

BRIDGE INVESTOR SIGNATURES

Bridge Investors:	Signature
Privateer Capital Corp By: Barbara L. Peat Its: President	
George M. Peat	
Kirk L. Haney	
Richard L. Alaniz Jr.	
Groskopf/Diamond Family Trust By: Michael Groskopf Its: Trustee	
Erik E. Singer	
ARC Investment Partners, LLC By: Adam Roseman Its: Chief Executive Officer	[signature]
ITU Ventures By: Chad Brownstein Its: Managing Partner	
Erick Richardson	
Kevin Friedmann	

SCHEDULE A
TO AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

BRIDGE INVESTOR SIGNATURES

Bridge Investors:	Signature
Privateer Capital Corp By: Barbara L. Peat Its: President	
George M. Peat	
Kirk L. Haney	
Richard L. Alaniz Jr.	
Groskopf/Diamond Family Trust By: Michael Groskopf Its: Trustee	
Erik E. Singer	
ARC Investment Partners, LLC By: Adam Roseman Its: Chief Executive Officer	
ITU Ventures By: Chad Brownstein Its: Managing Partner	[signature]
Erick Richardson	
Kevin Friedmann	

SCHEDULE A
TO AGREEMENT TO DEFER PIGGYBACK REGISTRATION RIGHTS

BRIDGE INVESTOR SIGNATURES

Bridge Investors:	Signature
Privateer Capital Corp By: Barbara L. Peat Its: President	
George M. Peat	
Kirk L. Haney	
Richard L. Alaniz Jr.	
Groskopf/Diamond Family Trust By: Michael Groskopf Its: Trustee	
Erik E. Singer	
ARC Investment Partners, LLC By: Adam Roseman Its: Chief Executive Officer	
ITU Ventures By: Chad Brownstein Its: Managing Partner	
Erick Richardson	[signature]
Kevin Friedmann	[signature]